Listing Report:Supplement No. 81 dated Mar 27, 2012 to Prospectus dated Feb 14, 2012
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Feb 14, 2012 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Feb 14, 2012 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 562022
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$25,000	Estimated loss*:	3.30%
Term:	60 months

Lender yield:	12.96%	Borrower rate/APR:	13.96% / 15.78%	Monthly payment:	$581.19

Lender servicing fee:	1.00%	Effective Yield*:	12.91%
		Estimated return*:	9.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jan-1990	Debt/Income ratio:	16%
Credit score:	720-739 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 9	Length of status:	5y 2m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,680	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	24%
		Homeownership:	Yes
Screen name:	authoritative-durability789	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to...remodel our pool

My financial situation:
I am a good candidate for this loan because...
1- I have excellent an credit standing and history.
2- The only other debt in our home at the time of this loan would be an existing auto note ($600/month) and house note ($2800/month).
3- I am in a double income household with total annual gross income of nearly $300k. We have funds in our savings and investment accounts, however, we prefer to take a loan out and quickly pay it off, rather than reduce our current investments and interest earned.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 563840
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	11.90%
Term:	36 months

Lender yield:	23.52%	Borrower rate/APR:	24.52% / 28.37%	Monthly payment:	$276.54

Lender servicing fee:	1.00%	Effective Yield*:	22.94%
		Estimated return*:	11.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1997	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Feb-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	4y 7m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,740	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	56%
		Homeownership:	No
Screen name:	auction-whomper9	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Organizing Debt
Purpose of loan:
This loan will be used to...organize debt into one payment

My financial situation: Stable
I am a good candidate for this loan because... I am responsible and would like to keep my credit sound.

Monthly net income: $3000
Monthly expenses: $1250
Housing: $0
Insurance: $100
Car expenses: $300
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $150
Clothing, household expenses: $200
Credit cards and other loans: $500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 566726
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Feb-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	20y 7m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$787	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	exact-velocity312	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting New Business
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 569698
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1995	Debt/Income ratio:	10%
Credit score:	680-699 (Mar-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	0y 11m
Amount delinquent:	$0	Total credit lines:	62	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,469	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Bankcard utilization:	25%
		Homeownership:	No
Screen name:	investment-venture5	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit cards and other loans
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3200
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 571702
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$20,000	Estimated loss*:	1.00%
Term:	36 months

Lender yield:	5.49%	Borrower rate/APR:	6.49% / 6.83%	Monthly payment:	$612.89

Lender servicing fee:	1.00%	Effective Yield*:	5.49%
		Estimated return*:	4.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Mar-1993	Debt/Income ratio:	15%
Credit score:	800-819 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	9y 10m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,301	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	6%
		Homeownership:	Yes
Screen name:	creative-revenue1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
401K payoff
Purpose of loan:
This loan will be used to repay a 401K loan

My financial situation:
I am a good candidate for this loan because I have excellent credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 571808
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.65%
Term:	60 months

Lender yield:	17.45%	Borrower rate/APR:	18.45% / 20.36%	Monthly payment:	$384.58

Lender servicing fee:	1.00%	Effective Yield*:	17.15%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1994	Debt/Income ratio:	20%
Credit score:	740-759 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,241	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	49%
		Homeownership:	Yes
Screen name:	professional-duty8	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bills and Home Improvement
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 571888
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	1.00%
Term:	60 months

Lender yield:	8.61%	Borrower rate/APR:	9.61% / 9.83%	Monthly payment:	$526.39

Lender servicing fee:	1.00%	Effective Yield*:	8.60%
		Estimated return*:	7.60%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Sep-1992	Debt/Income ratio:	18%
Credit score:	800-819 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	15y 2m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,180	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	22%
		Homeownership:	Yes
Screen name:	contract-searcher6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to...Improve my property with installations of energy saving items such as but not limited to roofing, windows , doors and heating applications.

My financial situation:
I am a good candidate for this loan because...I work for a company with stable financial and industry footholds, I have been employed with this company for 15 years both as an installer and supervisor.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572062
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.68%	Borrower rate/APR:	24.68% / 27.25%	Monthly payment:	$291.64

Lender servicing fee:	1.00%	Effective Yield*:	23.12%
		Estimated return*:	14.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1995	Debt/Income ratio:	Not calculated
Credit score:	820-839 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	39	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,907
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	Yes
Screen name:	payment-ladybug5	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Debt
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572122
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	3.30%
Term:	36 months

Lender yield:	8.99%	Borrower rate/APR:	9.99% / 12.78%	Monthly payment:	$225.84

Lender servicing fee:	1.00%	Effective Yield*:	8.97%
		Estimated return*:	5.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-1999	Debt/Income ratio:	25%
Credit score:	760-779 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 6	Length of status:	16y 11m
Amount delinquent:	$4,412	Total credit lines:	29	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,811	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	21	Bankcard utilization:	20%
		Homeownership:	Yes
Screen name:	cordial-investment2	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CONSOLIDATE OTHER LOANS
Purpose of loan:
This loan will be used to...CONSOLIDATE OTHER LOANS AND HAVE ONLY ONE PAYMENT AFTER

My financial situation:
I am a good candidate for this loan because...I HAD SOME UNEXPECTED EXPENSES DUE TO PERSONAL REASONS...SO HAD TO USE CREDIT CARDS TO PAY...NEED TO PAY CREDIT CARDS ..THANK YOU
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572164
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	5.65%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 17.36%	Monthly payment:	$275.33

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	7.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1990	Debt/Income ratio:	19%
Credit score:	680-699 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	2	Current / open credit lines:	12 / 12	Length of status:	7y 10m
Amount delinquent:	$2,132	Total credit lines:	41	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$30,252	Stated income:	$100,000+
Delinquencies in last 7y:	40	Bankcard utilization:	52%
		Homeownership:	Yes
Screen name:	mystical-bill958	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
move
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572170
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	5.65%
Term:	12 months

Lender yield:	8.58%	Borrower rate/APR:	9.58% / 17.26%	Monthly payment:	$307.02

Lender servicing fee:	1.00%	Effective Yield*:	8.45%
		Estimated return*:	2.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-2007	Debt/Income ratio:	7%
Credit score:	700-719 (Mar-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	4y 2m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$317	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	9%
		Homeownership:	No
Screen name:	the-smart-dime	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan
Purpose of loan:
This loan will be used to build my credit score.

My financial situation:
I am a good candidate for this loan because... I am trying to build my credit and I can pay the loan back.

Monthly net income: $ 4500
Monthly expenses: $ 1500-2000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572176
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,200.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,740	Estimated loss*:	5.65%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 17.36%	Monthly payment:	$282.21

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	7.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1999	Debt/Income ratio:	7%
Credit score:	720-739 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 6	Length of status:	8y 8m
Amount delinquent:	$1,254	Total credit lines:	20	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$570	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	5	Bankcard utilization:	4%
		Homeownership:	Yes
Screen name:	capital-image4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Remodeling
Purpose of loan: Home Remodeling
This loan will be used to remodel our kitchen and bathroom.

My financial situation: Good
I am a good candidate for this loan because I have enough money left at the end of the month to make all payments on time.

***I contacted the credit bureau and lender to dispute the past due amount showing on my credit file. The property was sold and the lender failed to update the account****

Monthly net income: $ 3600
Monthly expenses: $ 1700
Housing: $ 650
Insurance: $ 75
Car expenses: $ 200
Utilities: $ 75
Phone, cable, internet: $ 158
Food, entertainment: $ 200
Credit cards and other loans: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	1.00%
Term:	36 months

Lender yield:	5.49%	Borrower rate/APR:	6.49% / 6.83%	Monthly payment:	$367.73

Lender servicing fee:	1.00%	Effective Yield*:	5.49%
		Estimated return*:	4.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Sep-1994	Debt/Income ratio:	6%
Credit score:	860-879 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	5y 7m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,038	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	11%
		Homeownership:	Yes
Screen name:	bazaar-harbor9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Loan
Purpose of loan:
This loan will be used to extend my backyard patio and put in an outdoor kitchen.

My financial situation:
I am a good candidate for this loan because I have the cash on hand to fund this project, but seeking a loan so I can keep my cash in an emergency fund. I am also a P2P loan investor.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572200
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1984	Debt/Income ratio:	21%
Credit score:	680-699 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	4 / 3	Length of status:	3y 5m
Amount delinquent:	$22,448	Total credit lines:	26	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,310	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Bankcard utilization:	45%
		Homeownership:	Yes
Screen name:	elegant-marketplace7	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to...To replace old carpet, new stove and repair plumbing in bathroom

My financial situation:
I am a good candidate for this loan because...My debt ratio is good. I am rebuilding my credit and this will help.

Monthly net income: $4000
Monthly expenses: $3350
Housing: $725
Insurance: $200
Car expenses: $450
Utilities: $225
Phone, cable, internet: $335
Food, entertainment: $600
Clothing, household expenses: $100
Credit cards and other loans: $500
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572210
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	19.49%	Borrower rate/APR:	20.49% / 24.25%	Monthly payment:	$261.90

Lender servicing fee:	1.00%	Effective Yield*:	19.04%
		Estimated return*:	10.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1987	Debt/Income ratio:	6%
Credit score:	680-699 (Mar-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	5y 2m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,140	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	10	Bankcard utilization:	80%
		Homeownership:	Yes
Screen name:	power-merman5	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvements
Purpose of loan: Home Improvements
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $5,000.00
Monthly expenses: $ 2500.00 listed below
Housing: $ 1,900.00
Insurance: $ -0- company provided
Car expenses: $-0- company supplied vehicle/
Utilities: $ 200.00
Phone, cable, internet: $50.00
Food, entertainment: $200.00
Clothing, household expenses: $50.00
Credit cards and other loans: $100.00
Other expenses: $ -0 -
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572234
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$4,550	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	19.49%	Borrower rate/APR:	20.49% / 24.25%	Monthly payment:	$243.19

Lender servicing fee:	1.00%	Effective Yield*:	19.04%
		Estimated return*:	10.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	0y 8m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,713	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	50%
		Homeownership:	No
Screen name:	deal-cougar816	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
household expenses
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572276
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.65%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 17.36%	Monthly payment:	$516.24

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	7.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1985	Debt/Income ratio:	14%
Credit score:	680-699 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	11y 2m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$568	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Bankcard utilization:	56%
		Homeownership:	No
Screen name:	JoMaWe	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Relocating/Debt Consolidation
Purpose of loan: Consolidating medical expenses & relocation to TN to live with my daughter and son in-law
My financial situation: I pay my bills every month & I'm never late. I want to get these bills paid off as quickly as possible. I believe a loan with a fixed rate is the best way to accomplish my goal.
I am a good candidate because.. I make plenty of money to be able to handle the payments on this.

Monthly net income: $3646.62
Monthly expenses:
Housing: $ 500.00 room/board with daughter/son in-law
Insurance: $ 470.00 health/life
Car expenses: $ 0
Utilities: $ 0
Phone, cable, internet: $ 170.00
Food, entertainment: $ 100.00
Clothing, household expenses: $ 50.00 clothing only no household expenses
Credit cards and other loans: $750.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.65%
Term:	60 months

Lender yield:	17.45%	Borrower rate/APR:	18.45% / 20.36%	Monthly payment:	$384.58

Lender servicing fee:	1.00%	Effective Yield*:	17.15%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1992	Debt/Income ratio:	14%
Credit score:	720-739 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	0y 11m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$141,337	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	platinum-accomplishment	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Growing Internet Business
The purpose of this loan is to help fund advertising costs for a growing internet business venture. I am a successful sales professional with consistent career quota achievement . My credit scores are strong, with a documented history of paying all my debts (personal or business related) on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572370
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1998	Debt/Income ratio:	22%
Credit score:	660-679 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	7 / 7	Length of status:	19y 8m
Amount delinquent:	$265	Total credit lines:	27	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,559	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	invincible-diversification0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572406
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1991	Debt/Income ratio:	22%
Credit score:	720-739 (Mar-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	5y 5m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,585	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	tremendous-investment6	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
mydcloan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572412
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	3.30%
Term:	36 months

Lender yield:	8.99%	Borrower rate/APR:	9.99% / 12.78%	Monthly payment:	$806.56

Lender servicing fee:	1.00%	Effective Yield*:	8.97%
		Estimated return*:	5.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jul-1997	Debt/Income ratio:	17%
Credit score:	740-759 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	3y 5m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,992	Stated income:	$100,000+
Delinquencies in last 7y:	4	Bankcard utilization:	38%
		Homeownership:	Yes
Screen name:	top-profitable-pound	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Bill Consolidation
Purpose of loan:
This loan will be used to consolidate my high interest credit cards into a lower interest rate loan.

My financial situation:
I am a good candidate for this loan because I have very stable employment and I am driven to eliminate my debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572454
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$17,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$11,900	Estimated loss*:	3.30%
Term:	36 months

Lender yield:	8.99%	Borrower rate/APR:	9.99% / 12.78%	Monthly payment:	$548.46

Lender servicing fee:	1.00%	Effective Yield*:	8.97%
		Estimated return*:	5.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1976	Debt/Income ratio:	26%
Credit score:	800-819 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 17	Length of status:	22y 7m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$49,918	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	Yes
Screen name:	gold-lionheart2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation Program
Purpose of loan:
This loan will be used to...consolidate debts to lower monthly expenses and provide greater savings opportunities.

My financial situation:
I am a good candidate for this loan because I have been employed in the same profession throughout my entire career, have attained substantial seniority, and will continue to be employed for the foreseeable future. I have always paid off my debts in a timely and consistent manner, and other than my current credit card obligations and mortgage, I have no other outstanding debt. In addition, I have lived and worked in the same community for many years, and have owned my residence for almost 25 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572486
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	6.50%
Term:	36 months

Lender yield:	17.74%	Borrower rate/APR:	18.74% / 22.46%	Monthly payment:	$146.10

Lender servicing fee:	1.00%	Effective Yield*:	17.33%
		Estimated return*:	10.83%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1996	Debt/Income ratio:	26%
Credit score:	680-699 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 7	Length of status:	5y 4m
Amount delinquent:	$287	Total credit lines:	13	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,676	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	73%
		Homeownership:	Yes
Screen name:	gus	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	660-679 (Nov-2010) (Apr-2006)
Principal balance:	$694.82	31+ days late:	0 ( 0% )
Total payments billed:	15
Description
auto
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572548
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$4,550	Estimated loss*:	5.65%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 17.36%	Monthly payment:	$223.70

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	7.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-2000	Debt/Income ratio:	6%
Credit score:	700-719 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 7	Length of status:	6y 11m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,045	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	27%
		Homeownership:	No
Screen name:	mystical-worth4	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Debt
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572554
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,450	Estimated loss*:	14.70%
Term:	60 months

Lender yield:	32.04%	Borrower rate/APR:	33.04% / 35.84%	Monthly payment:	$119.86

Lender servicing fee:	1.00%	Effective Yield*:	30.57%
		Estimated return*:	15.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1986	Debt/Income ratio:	10%
Credit score:	640-659 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	5y 11m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,343	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Bankcard utilization:	76%
		Homeownership:	No
Screen name:	unequaled-asset2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572562
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	3.30%
Term:	12 months

Lender yield:	5.08%	Borrower rate/APR:	6.08% / 13.70%	Monthly payment:	$172.21

Lender servicing fee:	1.00%	Effective Yield*:	5.08%
		Estimated return*:	1.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2001	Debt/Income ratio:	11%
Credit score:	820-839 (Mar-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	6y 10m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$240	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	rate-advocator7	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rental Property
Purpose of loan:

I will use this loan to fix a fence on a rental property I own. Also, I am curious about this website and wanted to experience the loan process.

My financial situation:

I have been employed at my company for 5 years, make good money, and have great credit. I am more curious about the website then need the money.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572598
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$130.28

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-1994	Debt/Income ratio:	30%
Credit score:	680-699 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 11	Length of status:	5y 1m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Religious
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,118	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	29	Bankcard utilization:	64%
		Homeownership:	No
Screen name:	favorite-money3	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
tax time help
Purpose of loan:
This loan will be used to...pay off income taxes

My financial situation:
I am a good candidate for this loan because...I work hard and I pay my bills, just need a little extra at this time. I believe in paying what I owe, I have a strong faith and am honest. Don't believe in handouts, but sometimes you need a little jump start

Monthly net income: $4304
Monthly expenses: $ 2000
Housing: $ none
Insurance: $ 255
Car expenses: $400
Utilities: $300 depends on season
Phone, cable, internet: $115
Food, entertainment: $ 350
Clothing, household expenses: $
Credit cards and other loans: $ 1500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 567349
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.65%
Term:	60 months

Lender yield:	17.45%	Borrower rate/APR:	18.45% / 20.36%	Monthly payment:	$384.58

Lender servicing fee:	1.00%	Effective Yield*:	17.15%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1971	Debt/Income ratio:	27%
Credit score:	760-779 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	9y 9m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,610	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	No
Screen name:	buffalo584	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Loan
Purpose of loan:
This loan will be used to upgrade the home that my daughter and I live in, including a new roof, landscaping, etc. We split all expenses so I would like to use this money to pay for my half of the upgrades.

My financial situation:
I am a good candidate for this loan because I'm retired and my monthly expenses are very low compared to my retirement income including my pension and social security. I take my obligations very seriously and I've never even been late on a payment.

Monthly net income: $2300
Monthly expenses: $1200
Housing: $650
Insurance: $50
Car expenses: $0
Utilities: $100
Phone, cable, internet: $50
Food, entertainment: $150
Clothing, household expenses: $50
Credit cards and other loans: $0
Other expenses: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 568453
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1994	Debt/Income ratio:	18%
Credit score:	700-719 (Mar-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	8y 7m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,028	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	62%
		Homeownership:	No
Screen name:	commanding-leverage9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation Loan
Purpose of loan:
This loan will be used to... consolidate some debt into a lower payment.

My financial situation:
I am a good candidate for this loan because... i am steadily employed and have been for over fifteen years and i will have extra income coming in the future.

Monthly net income: $2318
Monthly expenses: $
Housing: $1079
Insurance: $100
Car expenses: $200
Utilities: 150
Phone, cable, internet: $220
Food, entertainment: $200
Clothing, household expenses: $200
Credit cards and other loans: $300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 569669
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$3,000	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$130.28

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1986	Debt/Income ratio:	44%
Credit score:	720-739 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	12y 0m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,601	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	74%
		Homeownership:	Yes
Screen name:	newest-heartpounding-openness	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income:
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 570515
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,700	Estimated loss*:	9.90%
Term:	36 months

Lender yield:	21.87%	Borrower rate/APR:	22.87% / 26.68%	Monthly payment:	$425.06

Lender servicing fee:	1.00%	Effective Yield*:	21.34%
		Estimated return*:	11.44%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1993	Debt/Income ratio:	41%
Credit score:	640-659 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	9y 8m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$41,435	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	100%
		Homeownership:	Yes
Screen name:	skillful-justice	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-659 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	780-799 (Jan-2011)
Principal balance:	$10,203.48	31+ days late:	0 ( 0% )
Total payments billed:	14
Description
Debt Consolidation
Purpose of loan: Debt Consolidation and Streamline Credit Accounts

My financial situation: Dual income household as of March 1st, 2012. I now have a positive cash flow of $3,700.00 per month.

I am a good candidate for this loan because my pay history has been impeccable with no blemishes.Which shows how much I value my credit status.I have managed credit well over the last 30 years with no defaults or write offs ever. My goal is to have all debt paid off within the next 3 years while continuing to build my investment portfolio.

Monthly net income: $7900.00
Monthly expenses: $ 4200.00
Housing: $1948
Insurance: $120
Car expenses: $687
Utilities: $274
Phone, cable, internet: $110
Food, entertainment: $350
Clothing, household expenses: $100
Credit cards and other loans: $1994
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 571837
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	5.65%
Term:	60 months

Lender yield:	17.45%	Borrower rate/APR:	18.45% / 20.36%	Monthly payment:	$384.58

Lender servicing fee:	1.00%	Effective Yield*:	17.15%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Oct-1994	Debt/Income ratio:	13%
Credit score:	700-719 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	8y 7m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,816	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	Yes
Screen name:	bold-vibrant-wealth	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Major Purchase
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 571967
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	1.00%
Term:	36 months

Lender yield:	5.49%	Borrower rate/APR:	6.49% / 6.83%	Monthly payment:	$367.73

Lender servicing fee:	1.00%	Effective Yield*:	5.49%
		Estimated return*:	4.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Mar-1990	Debt/Income ratio:	10%
Credit score:	860-879 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	7y 5m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$94,972	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	26%
		Homeownership:	Yes
Screen name:	visionary-principal1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
purchase motorcycle
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572127
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	19.49%	Borrower rate/APR:	20.49% / 24.25%	Monthly payment:	$561.21

Lender servicing fee:	1.00%	Effective Yield*:	19.04%
		Estimated return*:	10.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1992	Debt/Income ratio:	47%
Credit score:	740-759 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	5y 9m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,101	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	53%
		Homeownership:	Yes
Screen name:	five-star-commitment132	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay-off high interest cards,remodel
Purpose of loan:
This loan will be used to pay-off a couple high interest credit cards.

My financial situation:
I am a good candidate for this loan because I will use it wisely and make payments accordingly.

Monthly net income: Monthly expenses: Housing: Insurance: Car expenses: $ Utilities: Phone, cable, internet: Food, entertainment: Clothing, household expenses: Credit cards and other loans: $Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572135
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	9.90%
Term:	60 months

Lender yield:	26.05%	Borrower rate/APR:	27.05% / 29.68%	Monthly payment:	$397.35

Lender servicing fee:	1.00%	Effective Yield*:	25.40%
		Estimated return*:	15.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-2007	Debt/Income ratio:	28%
Credit score:	640-659 (Mar-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 18	Length of status:	13y 0m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,957	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	No
Screen name:	tracey601	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	29 ( 67% )	640-659 (Latest)
Principal borrowed:	$5,300.00	< 31 days late:	14 ( 33% )	680-699 (May-2011) 640-659 (Aug-2008)
Principal balance:	$2,838.07	31+ days late:	0 ( 0% )
Total payments billed:	43
Description
Home Improvement Loan
Purpose of loan:
This loan will be used to...Make improvements to my new home. It is a fixer upper and I would like to update the kitchen and 2 full bathrooms. I have already purchased new appliances for the kitchen. This loan would be used to finish the remaining work in the kitchen and in both bathrooms.

My financial situation:
I am a good candidate for this loan because...I have had 2 Prosper loans previously and I have never defaulted and always paid on time, I don't have any derogs on my credit and pay all my bills on time.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572167
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	3.30%
Term:	36 months

Lender yield:	8.99%	Borrower rate/APR:	9.99% / 12.78%	Monthly payment:	$64.52

Lender servicing fee:	1.00%	Effective Yield*:	8.97%
		Estimated return*:	5.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Apr-2000	Debt/Income ratio:	8%
Credit score:	740-759 (Mar-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	3y 7m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,335	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	17%
		Homeownership:	No
Screen name:	bold-exponential-platinum	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Time to start feeling better :)
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572173
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,000	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	19.49%	Borrower rate/APR:	20.49% / 24.25%	Monthly payment:	$187.07

Lender servicing fee:	1.00%	Effective Yield*:	19.04%
		Estimated return*:	10.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1998	Debt/Income ratio:	18%
Credit score:	720-739 (Mar-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	5	Current / open credit lines:	3 / 3	Length of status:	13y 1m
Amount delinquent:	$12,001	Total credit lines:	29	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,107	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	87%
		Homeownership:	No
Screen name:	Vivid_CE	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to...consolidate smaller debts

My financial situation: stable
I am a good candidate for this loan because...I have decent income with never ending smaller loans, so consolidation is the answer. Have one monthly payment; not 5!

Monthly net income: $2600
Monthly expenses: $??
Housing: $550
Insurance: $65
Car expenses: $200pymnt $400gas
Utilities: $200
Phone, cable, internet: $100
Food, entertainment: $150
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572197
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$8,000	Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.68%	Borrower rate/APR:	24.68% / 27.25%	Monthly payment:	$233.31

Lender servicing fee:	1.00%	Effective Yield*:	23.12%
		Estimated return*:	14.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,610	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	21%
		Homeownership:	No
Screen name:	melodious-payment91	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
medical loan
Purpose of loan: medical bills
This loan will be used to pay off medical bills.

My financial situation:
I am a good candidate for this loan because...I have a good credit score, study income and is very organized.

Monthly net income: $2,400
Monthly expenses: $1,390
Housing: $400
Insurance: $0
Car expenses: $0
Utilities: $175
Phone, cable, internet: $115
Food, entertainment: $400
Clothing, household expenses: $100
Credit cards and other loans: $200
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572213
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	19.49%	Borrower rate/APR:	20.49% / 24.25%	Monthly payment:	$374.14

Lender servicing fee:	1.00%	Effective Yield*:	19.04%
		Estimated return*:	10.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1977	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Mar-2012)	Inquiries last 6m:	2	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	32	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,945
Delinquencies in last 7y:	10	Bankcard utilization:	6%
		Homeownership:	No
Screen name:	well-rounded-balance7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dedt Consoladation pay taxes
Purpose of loan: dedt consoladation
This loan will be used to...
pay Fed/State taxers & put all my dedt in one loan
My financial situation: good
I am a good candidate for this loan because...
trying to put life back togather after devoice lost job ,putting piceres back togather

Monthly net income: $2100
Monthly expenses: $1700
Housing: $400
Insurance: $100
Car expenses: $430
Utilities: $0
Phone, cable, internet: $120.
Food, entertainment: $150
Clothing, household expenses: $50.
Credit cards and other loans: $400
Other expenses: $50.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572225
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$8,750	Estimated loss*:	3.30%
Term:	60 months

Lender yield:	12.96%	Borrower rate/APR:	13.96% / 15.78%	Monthly payment:	$290.59

Lender servicing fee:	1.00%	Effective Yield*:	12.91%
		Estimated return*:	9.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1999	Debt/Income ratio:	14%
Credit score:	780-799 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,928	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	Yes
Screen name:	Driven-Dedication	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
Debt Consolidation from previous "change of family" status circumstances and home renovations.

My financial situation:
I am a good candidate for this loan because I have an outstanding credit history with an excellent, secured financial background. I am extremely responsible, dependant and motivated.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572261
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$3,000	Estimated loss*:	1.00%
Term:	36 months

Lender yield:	5.49%	Borrower rate/APR:	6.49% / 6.83%	Monthly payment:	$91.93

Lender servicing fee:	1.00%	Effective Yield*:	5.49%
		Estimated return*:	4.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Apr-1998	Debt/Income ratio:	8%
Credit score:	820-839 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	12y 7m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,426	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	Yes
Screen name:	coin-saga6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Repair
Purpose of loan:
This loan will be used to... make a repair on my vehicle

My financial situation:
I am a good candidate for this loan because... 12+ years employment with good credit
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572385
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$6,300	Estimated loss*:	11.90%
Term:	36 months

Lender yield:	23.52%	Borrower rate/APR:	24.52% / 28.37%	Monthly payment:	$355.56

Lender servicing fee:	1.00%	Effective Yield*:	22.94%
		Estimated return*:	11.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1999	Debt/Income ratio:	33%
Credit score:	680-699 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	25y 2m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,410	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	Yes
Screen name:	cupcake958	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Loan
Purpose of loan: Home Improvement
This loan will be used to... To add on to my home

My financial situation:
I am a good candidate for this loan because...My credit is good, I do not miss payments. I have a steady job and a steady income. I'm very reliable with money.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572451
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	11.90%
Term:	36 months

Lender yield:	23.52%	Borrower rate/APR:	24.52% / 28.37%	Monthly payment:	$79.01

Lender servicing fee:	1.00%	Effective Yield*:	22.94%
		Estimated return*:	11.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-1995	Debt/Income ratio:	16%
Credit score:	740-759 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 6	Length of status:	3y 1m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$879	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	kind-friendly-compassion	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572463
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	1y 8m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	wise-yield-financier	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
starting new business
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572511
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	9.90%
Term:	36 months

Lender yield:	21.87%	Borrower rate/APR:	22.87% / 26.68%	Monthly payment:	$193.21

Lender servicing fee:	1.00%	Effective Yield*:	21.34%
		Estimated return*:	11.44%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Apr-1991	Debt/Income ratio:	218%
Credit score:	680-699 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	5y 9m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,424	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	47%
		Homeownership:	Yes
Screen name:	wealth-concerto	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	680-699 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	700-719 (May-2011)
Principal balance:	$6,233.29	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
home improvement
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572515
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	28.58%	Borrower rate/APR:	29.58% / 33.55%	Monthly payment:	$168.89

Lender servicing fee:	1.00%	Effective Yield*:	27.27%
		Estimated return*:	12.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1996	Debt/Income ratio:	24%
Credit score:	680-699 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	10 / 10	Length of status:	4y 5m
Amount delinquent:	$146	Total credit lines:	28	Occupation:	Other
Public records last 12m / 10y:	0/ 3	Revolving credit balance:	$9,493	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	32%
		Homeownership:	No
Screen name:	historic-currency1	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate outstanding debt
Purpose of loan:
This loan will be used to consolidate/pay off existing debt and allow me to pay it back with more flexibility.

My financial situation:
I am a good candidate for this loan because my credit history has been steadily improving, I pay all of my monthly expenses on time (per my credit report), I have been employed by my company for 4.5 years, and earn a solid salary.

After taxes and deductions:

Monthly net income: $ 4,150.00
Monthly expenses: $
Housing: $ 1,125.00
Insurance: $ 75.00
Car expenses: $ 450.00
Utilities: $ 110.00
Phone, cable, internet: $ 95.00
Food, entertainment: $ 150.00
Clothing, household expenses: $ 150.00
Credit cards and other loans: $ 650.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572517
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$21,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$15,050	Estimated loss*:	2.00%
Term:	36 months

Lender yield:	7.99%	Borrower rate/APR:	8.99% / 11.77%	Monthly payment:	$683.59

Lender servicing fee:	1.00%	Effective Yield*:	7.97%
		Estimated return*:	5.97%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1987	Debt/Income ratio:	57%
Credit score:	820-839 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	1y 2m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,979	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	5%
		Homeownership:	Yes
Screen name:	unequivocal-duty8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	820-839 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	800-819 (Jan-2011)
Principal balance:	$3,305.44	31+ days late:	0 ( 0% )
Total payments billed:	14
Description
Roof/AC for house
Purpose of loan:
This loan will be used to...pay off my exisiting Prosper loan, replace my roof and replace the AC in the main house (suite was already replaced)

My financial situation:
I am a good candidate for this loan because...I have a proven financial record, excellent credit and more than one year of providing on time payments with Prosper on the first loan. I always pay what I owe :)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572523
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	8.90%
Term:	36 months

Lender yield:	19.49%	Borrower rate/APR:	20.49% / 24.25%	Monthly payment:	$187.07

Lender servicing fee:	1.00%	Effective Yield*:	19.04%
		Estimated return*:	10.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-2002	Debt/Income ratio:	25%
Credit score:	740-759 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	4y 3m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,381	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	19%
		Homeownership:	No
Screen name:	green-respectful-note	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bill consolidation
Purpose of loan:
This loan will be used to...
Pay off my exsitsting bills and give me the oppurtunity to get ahead of the check to check grind
My financial situation:
I am a good candidate for this loan because...
I have a strong work history as i have been with my job for almost 5yrs i also have the ability to make the low monthly payment that you have provided.

Monthly net income: $1300
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572533
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$6,300	Estimated loss*:	4.20%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 17.36%	Monthly payment:	$309.74

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	9.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-2000	Debt/Income ratio:	16%
Credit score:	660-679 (Mar-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	15y 10m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,049	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	39%
		Homeownership:	No
Screen name:	Lilybell	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	51 ( 100% )	660-679 (Latest)
Principal borrowed:	$16,000.00	< 31 days late:	0 ( 0% )	620-639 (Feb-2011) 620-639 (Jan-2010) 540-559 (Nov-2007) 520-539 (Apr-2007)
Principal balance:	$5,264.88	31+ days late:	0 ( 0% )
Total payments billed:	51
Description
Getting a better rate
Purpose of loan: Pay off Prosper loan, get a better rate and pay off high Interest credit cards
This loan will be used to...

My financial situation: Excellent , I have a steady job and as much overtime as I can work. We recently bought a new house and most of our free money goes to projects
I am a good candidate for this loan because...I ave paid off 2 loans and have never been late for a payment.

Monthly net income: $6100
Monthly expenses: ($4646)
Disposible: $1456
Housing: $1440
Insurance: $90
Car expenses: $370
Utilities: $200 +/-
Phone, cable, internet: $245
Food, entertainment: $450
Clothing, household expenses: $200
Credit cards and other loans: $700
Other expenses: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572545
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-1994	Debt/Income ratio:	52%
Credit score:	800-819 (Mar-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,952	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	Yes
Screen name:	lucrative-dough5	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Addition Loan
Purpose of loan: Finish an Addition on my House
This loan will be used to... Final payment to contractor

My financial situation: Extremely stable with high cash flow
I am a good candidate for this loan because... I have steady cash flow to payoff the loan in a timely manner.

Monthly net income: $2,900
Monthly expenses: $500
Housing: $0
Insurance: $140
Car expenses: $670
Utilities: $0
Phone, cable, internet: $100
Food, entertainment: $250
Clothing, household expenses: $250
Credit cards and other loans: $100
Other expenses: $

Other non-disclosed income pays the mortgage and the majority of the bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572573
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	28.58%	Borrower rate/APR:	29.58% / 33.55%	Monthly payment:	$168.89

Lender servicing fee:	1.00%	Effective Yield*:	27.27%
		Estimated return*:	12.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-2000	Debt/Income ratio:	17%
Credit score:	660-679 (Mar-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	15 / 15	Length of status:	10y 7m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,526	Stated income:	$100,000+
Delinquencies in last 7y:	5	Bankcard utilization:	57%
		Homeownership:	Yes
Screen name:	extraordinary-auction6	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Motorcycle Purchase
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572577
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$130.28

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jun-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	7	Current / open credit lines:	7 / 7	Length of status:	0y 0m
Amount delinquent:	$4,318	Total credit lines:	32	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$349	Stated income:	$1-$24,999
Delinquencies in last 7y:	14	Bankcard utilization:	32%
		Homeownership:	Yes
Screen name:	loan-frontier4	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting New Business-Advertising
Purpose of loan:
This loan will be used to...Advertise, Equipment

My financial situation:
I am a good candidate for this loan because...Good credit rating, Good business plan,

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572587
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	5.65%
Term:	36 months

Lender yield:	13.49%	Borrower rate/APR:	14.49% / 17.36%	Monthly payment:	$172.08

Lender servicing fee:	1.00%	Effective Yield*:	13.26%
		Estimated return*:	7.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Apr-1993	Debt/Income ratio:	5%
Credit score:	680-699 (Mar-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	4	Current / open credit lines:	2 / 2	Length of status:	42y 6m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$164	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	20	Bankcard utilization:	54%
		Homeownership:	No
Screen name:	basis-bluebird1	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
wedding anniversary vacation
Purpose of loan:
This loan will be used to...Vacation for 45 th wedding anniversary

My financial situation:
I am a good candidate for this loan because...All bills current and low bill payements

Monthly net income: $3,735
Monthly expenses: $2,000
Housing: $925.00
Insurance: $136.00
Car expenses: $0
Utilities: $175.00
Phone, cable, internet: $185.00
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $50.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 572601
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	3.30%
Term:	36 months

Lender yield:	8.99%	Borrower rate/APR:	9.99% / 12.78%	Monthly payment:	$225.84

Lender servicing fee:	1.00%	Effective Yield*:	8.97%
		Estimated return*:	5.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jul-1990	Debt/Income ratio:	11%
Credit score:	800-819 (Mar-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	7y 9m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,208	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	Yes
Screen name:	nickel-sunrise055	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home loan
No description is available.
Information in the Description is not verified.